EXHIBIT 99.1

Contact:	Jim Gray	Stuart Johnson
	Senior Executive Vice President & CIO	Senior Executive Vice President & CFO
	(662) 680-1217	(662) 680-1472
	jimg@renasant.com	stuartj@renasant.com

RENASANT CORPORATION ANNOUNCES

RECORD EARNINGS PER SHARE FOR 2006

TUPELO, MISSISSIPPI (January 16, 2007) – Renasant Corporation (NASDAQ: RNST) (“Renasant” or the “Company”) today announced record earnings per share for 2006. Basic and diluted earnings per share were $1.75 and $1.71 for 2006, respectively, up 12% and 11% compared to basic and diluted earnings per share of $1.56 and $1.54 for 2005, respectively. Net income for 2006 was $27,125,000, up 12%, or $2,916,000, from 2005.

Basic earnings per share were $.45 and diluted earnings per share were $.44 for the fourth quarter of 2006, compared to basic and diluted earnings per share of $.40 for the fourth quarter of 2005. Net income for the fourth quarter of 2006 was $6,949,000, compared to $6,218,000 for the fourth quarter of 2005.

“We are pleased to report record earnings per share for the second consecutive year,” commented Renasant Chairman and Chief Executive Officer, E. Robinson McGraw. “During 2006, Renasant realized double digit loan and deposit growth, expanded its mortgage operations, effected a 3 for 2 stock split, increased its dividend cash payout, opened a full service banking office in Collierville, TN, secured a new location for a full service banking office in Oxford, MS and was recognized as a Global Select Market company by NASDAQ. As we close the books on another successful year, we look forward to expanding our market share and footprint in 2007.”

Total assets as of December 31, 2006 were $2.6 billion, an increase of 9%, from December 31, 2005. Total loans grew 11% to $1.8 billion at the end of the fourth quarter of 2006 from December 31, 2005, while total deposits grew 13% to $2.1 billion during the same period.

“It is important to note that now approximately 73% of our loans and 61% of our deposits are in what we consider to be key growth markets,” stated McGraw. “We are realizing strong growth in loans and deposits for our Tennessee division, with increases of over $73 million and $50 million for 2006, respectively, over 2005. We realized solid loan growth in Alabama with an $82 million increase in loans during 2006. Alabama deposit growth has been robust in 2006 with $43 million in deposits generated. In Mississippi, deposit growth remained strong at $146 million for 2006 while loans have grown by $32 million. We did, however, experience a combined decrease of $7 million in our student lending, leasing and asset based lending program.”

Net interest income remained flat at $20,910,000 for the fourth quarter of 2006 compared to $20,914,000 for the same period in 2005. Net interest margin decreased to 3.78% for the fourth quarter of 2006 from 4.11% for the fourth quarter of 2005. Net interest income for the fourth quarter of 2005 included $740,000 of additional interest income from certain loans accounted for under SOP 03-3. Excluding the SOP 03-3 income, net interest income increased $736,000 and net interest margin declined 19 basis points.

Noninterest income increased 16% to $11,764,000 for the fourth quarter of 2006 from $10,118,000 for the fourth quarter of 2005. The increase in noninterest income was due to improvements in service charges and fees generated on the Company’s loan and deposit products, commissions on the sale of investments and insurance, trust revenue, and gains on the sale of mortgage loans.

Noninterest expense was $22,011,000 for the fourth quarter of 2006 compared to $21,557,000 for the fourth quarter of 2005. Noninterest expense to average assets decreased to 3.40% for the fourth quarter of 2006 compared to 3.59% for the fourth quarter of 2005.

“As the entire banking industry continues to experience margin pressure, we are successfully offsetting its negative impact through growth in deposits, loans, and fee income, and by controlling the growth of our noninterest expenses,” stated McGraw.

Overall, credit quality remained strong during the fourth quarter of 2006. Annualized net charge-offs as a percentage of average loans were .12% for the fourth quarter of 2006, down from .19% for the fourth quarter of 2005. Net charge-offs as a percentage of average loans for the year ended December 31, 2006, were .07% compared to .20% for 2005. Non-performing loans as a percentage of total loans were .62% at December 31, 2006, compared to .38% as of December 31, 2005. The allowance for loan losses as a percentage of loans was 1.07% at December 31, 2006, as compared to 1.12% for December 31, 2005 due partially to the Company’s strong loan growth throughout 2006. The non-performing loan coverage ratio was 173.05% at December 31, 2006 compared to 291.94% at December 31, 2005.

CONFERENCE CALL INFORMATION

A live audio webcast of a conference call with analysts will be available beginning at 10:00 a.m. Eastern time on Wednesday, January 17, 2007, through the Company’s website: www.renasant.com, and through Thompson/CCBN’s individual investor center at www.fulldisclosure.com, or any of Thompson/CCBN’s Investor Distribution Network. The event will be archived for 90 days. If Internet access is unavailable, the conference may also be heard live (listen-only) via telephone by dialing 866-362-4820 in the United States and entering the participant passcode: 91358689. The conference call will be available for replay by dialing 888-286-8010 and entering passcode: 10452237.

About Renasant:

Renasant Corporation, headquartered in Tupelo, MS, is the parent of Renasant Bank and Renasant Insurance, and operates 63 banking and insurance offices in 38 cities in Mississippi, Tennessee and Alabama. The company has assets of $2.6 billion.

NOTE TO INVESTORS

This news release may contain, or incorporate by reference, statements which may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward looking statements usually include words such as “expects,” “projects,” “anticipates,” “believes,” “intends,” “estimates,” “strategy,” “plan,” “potential,” “possible” and other similar expressions.

Prospective investors are cautioned that any such forward-looking statements are not guarantees for future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements include significant fluctuations in interest rates, inflation, economic recession, significant changes in the federal and state legal and regulatory environment, significant underperformance in our portfolio of outstanding loans, and competition in our markets. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

###

RENASANT CORPORATION

(Unaudited)

(Dollars in thousands, except per share data)

	2006				2005				4th Qtr 2006- 4th Qtr 2005 Percent Variance	For the Year Ended December 31,
Statement of earnings	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter		2006	2005	Percent Variance
Interest income—taxable equivalent basis	$41,654	$40,916	$38,437	$36,632	$35,620	$33,249	$32,718	$30,146	16.94	$157,639	$131,733	19.67
Interest income	$40,809	$40,070	$37,597	$35,817	$34,777	$32,417	$31,900	$29,295	17.34	$154,293	$128,389	20.18
Interest expense	19,899	18,367	16,655	15,309	13,863	12,678	11,445	9,977	43.54	70,230	47,963	46.43

Net interest income	20,910	21,703	20,942	20,508	20,914	19,739	20,455	19,318	(0.02)	84,063	80,426	4.52
Provision for loan losses	800	900	(360)	1,068	712	833	848	597	12.36	2,408	2,990	(19.46)

Net interest income after provision	20,110	20,803	21,302	19,440	20,202	18,906	19,607	18,721	(0.46)	81,655	77,436	5.45
Service charges on deposit accounts	4,809	4,686	4,527	4,424	4,377	4,358	4,167	3,874	9.87	18,446	16,776	9.95
Fees and commissions on loans and deposits	3,530	3,662	3,659	3,003	2,865	2,853	2,965	2,505	23.21	13,854	11,188	23.83
Insurance commissions and fees	868	975	868	822	881	955	906	831	(1.48)	3,533	3,573	(1.12)
Trust revenue	625	630	630	630	644	613	611	625	(2.95)	2,515	2,493	0.88
Gain (loss) on sale of securities	—	—	4	21	—	—	(32)	102	0	25	70	(64.29)
Gain on sale of mortgage loans	1,034	1,029	674	760	673	766	673	693	53.64	3,497	2,805	24.67
Other	898	731	671	1,773	678	699	661	1,273	32.45	4,073	3,311	23.01

Total non-interest income	11,764	11,713	11,033	11,433	10,118	10,244	9,951	9,903	16.27	45,943	40,216	14.24
Salaries and employee benefits	12,234	13,013	12,301	12,212	11,438	11,696	11,520	11,459	6.96	49,760	46,113	7.91
Occupancy and equipment	2,773	2,788	2,688	2,786	2,785	2,220	2,222	2,605	(0.43)	11,035	9,832	12.24
Data processing	1,124	1,122	1,053	982	1,056	966	962	1,044	6.44	4,281	4,028	6.28
Amortization of intangibles	396	398	414	431	543	557	571	586	(27.07)	1,639	2,257	(27.38)
Other	5,484	5,724	5,603	5,480	5,735	5,125	5,581	5,269	(4.38)	22,291	21,710	2.68

Total non-interest expense	22,011	23,045	22,059	21,891	21,557	20,564	20,856	20,963	2.11	89,006	83,940	6.04
Income before income taxes	9,863	9,471	10,276	8,982	8,763	8,586	8,702	7,661	12.55	38,592	33,712	14.48
Income taxes	2,914	2,839	3,233	2,481	2,545	2,261	2,495	2,202	14.50	11,467	9,503	20.67

Net income	$6,949	$6,632	$7,043	$6,501	$6,218	$6,325	$6,207	$5,459	11.76	$27,125	$24,209	12.05

Basic earnings per share	$0.45	$0.43	$0.45	$0.42	$0.40	$0.41	$0.40	$0.35	12.50	$1.75	$1.56	12.18
Diluted earnings per share	0.44	0.42	0.44	0.41	0.40	0.40	0.39	0.35	10.00	1.71	1.54	11.04
Average basic shares outstanding	15,534,907	15,529,002	15,513,356	15,480,536	15,495,607	15,573,273	15,577,024	15,582,937	0.25	15,515,223	15,557,014	(0.27)
Average diluted shares outstanding	15,917,314	15,904,213	15,840,673	15,768,679	15,661,891	15,745,223	15,754,669	15,814,068	1.63	15,853,014	15,723,135	0.83
Common shares outstanding	15,536,475	15,531,611	15,521,611	15,496,004	15,466,204	15,557,066	15,574,591	15,589,469	0.45	15,536,475	15,466,204	0.45
Cash dividend per common share	$0.160	$0.160	$0.153	$0.153	$0.147	$0.147	$0.147	$0.140	9.09	$0.627	$0.580	8.05
Performance ratios
Return on average shareholders' equity	10.79%	10.70%	11.68%	11.00%	10.45%	10.57%	10.64%	9.53%		11.00%	10.29%
Return on average shareholders' equity, excluding amortization expense	11.17%	11.09%	12.10%	11.44%	11.01%	11.14%	11.25%	10.16%		11.41%	10.87%
Return on average assets	1.07%	1.05%	1.14%	1.07%	1.04%	1.07%	1.06%	0.95%		1.08%	1.03%
Return on average assets, excluding amortization expense	1.11%	1.08%	1.18%	1.12%	1.09%	1.12%	1.12%	1.01%		1.12%	1.09%
Net interest margin (FTE)	3.78%	4.02%	3.96%	3.99%	4.11%	3.94%	4.14%	3.99%		3.93%	4.05%
Yield on earning assets (FTE)	7.23%	7.29%	7.00%	6.86%	6.73%	6.36%	6.36%	5.97%		7.10%	6.36%
Average earning assets to average assets	88.95%	88.46%	88.66%	88.16%	88.18%	88.06%	88.10%	87.54%		88.60%	87.94%
Average loans to average deposits	89.60%	86.76%	84.73%	85.04%	88.10%	88.59%	90.54%	90.75%		86.15%	89.92%
Noninterest income (less securities gains/
losses) to average assets	1.82%	1.85%	1.78%	1.88%	1.68%	1.73%	1.71%	1.70%		1.83%	1.70%
Noninterest expense to average assets	3.40%	3.63%	3.56%	3.61%	3.59%	3.47%	3.57%	3.63%		3.55%	3.56%
Net overhead ratio	1.58%	1.79%	1.78%	1.73%	1.90%	1.74%	1.86%	1.94%		1.72%	1.86%
Efficiency ratio (FTE)	65.67%	67.26%	67.22%	66.83%	67.63%	66.73%	66.79%	69.71%		66.75%	67.70%

*	Percent variance not meaningful

Share and per share amounts have been restated to reflect the three-for-two stock split issued August 28, 2006

RENASANT CORPORATION

(Unaudited)

(Dollars in thousands, except per share data)

	2006				2005				4th Qtr 2006 - 4th Qtr 2005 Percent Variance	For the Year Ended December 31,
Average balances	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter		2006	2005	Percent Variance
Total assets	$2,569,719	$2,517,189	$2,485,527	$2,456,602	$2,382,811	$2,353,914	$2,340,597	$2,339,201	7.84	$2,507,077	$2,354,671	6.47
Earning assets	2,285,878	2,226,598	2,203,677	2,165,821	2,101,218	2,072,762	2,062,124	2,047,770	8.79	2,221,335	2,070,661	7.28
Securities	439,383	446,098	448,905	412,670	404,882	408,161	420,463	452,818	8.52	437,356	420,889	3.91
Loans, net of unearned	1,828,637	1,770,135	1,721,426	1,689,106	1,661,546	1,640,121	1,611,143	1,576,877	10.06	1,752,759	1,622,749	8.01
Intangibles	98,554	98,955	99,359	99,854	100,657	101,323	101,385	101,453	(2.09)	99,198	101,194	(1.97)
Non-interest bearing deposits	260,823	269,051	258,886	256,548	244,384	235,611	234,946	229,638	6.73	261,401	235,998	10.76
Interest bearing deposits	1,780,128	1,732,532	1,733,865	1,689,671	1,602,674	1,573,085	1,515,318	1,483,677	11.07	1,734,149	1,544,095	12.31
Total deposits	2,040,951	2,001,583	1,992,751	1,946,219	1,847,058	1,808,696	1,750,264	1,713,315	10.50	1,995,550	1,780,093	12.10
Other borrowings	241,642	239,295	225,201	245,093	274,922	289,849	333,710	371,855	(12.11)	237,802	315,046	(24.52)
Shareholders' equity	255,494	245,946	241,841	239,771	236,015	237,386	233,908	232,348	8.25	246,507	235,372	4.73
Asset quality data
Nonaccrual loans	$7,821	$6,264	$5,978	$2,509	$3,984	$3,803	$4,157	$3,807	96.31	$7,821	$3,984	96.31
Loans 90 past due or more	3,467	1,798	1,745	1,546	2,306	3,398	2,292	3,002	50.35	3,467	2,306	50.35

Non-performing loans	11,288	8,062	7,723	4,055	6,290	7,201	6,449	6,809	79.46	11,288	6,290	79.46
Other real estate owned and repossessions	4,579	3,502	3,697	3,922	4,299	6,646	7,114	7,232	6.51	4,579	4,299	6.51

Non-performing assets	$15,867	$11,564	$11,420	$7,977	$10,589	$13,847	$13,563	$14,041	49.84	$15,867	$10,589	49.84

Net loan charge-offs (recoveries)	$566	$590	$(877)	$958	$813	$465	$780	$1,186	(30.38)	$1,237	$3,244	(61.87)
Allowance for loan losses	19,534	19,300	18,990	18,473	18,363	18,448	18,080	18,012	6.38	19,534	18,363	6.38
Non-performing loans / total loans	0.62%	0.46%	0.45%	0.24%	0.38%	0.45%	0.40%	0.43%		0.62%	0.38%
Non-performing assets / total assets	0.61%	0.46%	0.46%	0.32%	0.44%	0.58%	0.58%	0.61%		0.61%	0.44%
Allowance for loan losses / total loans	1.07%	1.10%	1.10%	1.11%	1.12%	1.15%	1.14%	1.14%		1.07%	1.12%
Allowance for loan losses / non-performing loans	173.05%	239.39%	245.89%	455.56%	291.94%	256.19%	280.35%	264.53%		173.05%	291.94%
Annualized net loan charge-offs / average loans	0.12%	0.13%	-0.20%	0.23%	0.19%	0.11%	0.19%	0.31%		0.07%	0.20%
Balances at period end
Total assets	$2,611,356	$2,530,892	$2,503,333	$2,509,220	$2,397,702	$2,379,793	$2,353,385	$2,320,164		$2,611,356	$2,397,702	8.91
Earning assets	2,315,431	2,245,428	2,208,320	2,205,706	2,105,281	2,073,678	2,075,244	2,041,307		2,315,431	2,105,281	9.98
Securities	428,065	438,287	434,567	429,169	399,034	400,786	415,193	425,196		428,065	399,034	7.28
Mortgage loans held for sale	38,672	32,134	36,519	34,099	33,496	42,865	32,792	32,623		38,672	33,496	15.45
Loans, net of unearned	1,826,762	1,761,842	1,729,861	1,664,479	1,646,223	1,608,697	1,592,391	1,572,103		1,826,762	1,646,223	10.97
Intangibles	98,296	98,760	99,159	99,575	100,832	100,766	101,528	101,406		98,296	100,832	(2.52)
Non-interest bearing deposits	$271,237	$257,764	$272,686	$272,672	$250,270	$244,086	$233,095	$238,651		$271,237	250,270	8.38
Interest bearing deposits	1,837,728	1,727,650	1,710,780	1,759,073	1,618,181	1,574,232	1,531,082	1,502,350		1,837,728	1,618,181	13.57
Total deposits	2,108,965	1,985,414	1,983,466	2,031,745	1,868,451	1,818,318	1,764,177	1,741,001		2,108,965	1,868,451	12.87
Other borrowings	216,423	264,983	252,671	214,054	266,505	299,076	334,952	324,330		216,423	266,505	(18.79)
Shareholders' equity	252,704	250,622	241,043	239,418	235,440	237,211	235,454	230,892		252,704	235,440	7.33
Market value per common share	$30.63	$28.07	$26.90	$24.63	$21.09	$21.10	$20.51	$20.73		$30.63	$21.09	45.26
Book value per common share	16.27	16.14	15.53	15.45	15.22	15.25	15.12	14.81		16.27	15.22	6.85
Tangible book value per common share	9.94	9.78	9.14	9.02	8.70	8.77	8.60	8.31		9.94	8.70	14.19
Shareholders' equity to assets (actual)	9.68%	9.90%	9.63%	9.54%	9.82%	9.97%	10.00%	9.95%		9.68%	9.82%
Tangible capital ratio	6.14%	6.24%	5.90%	5.80%	5.86%	5.99%	5.95%	5.84%		6.14%	5.86%
Leverage ratio	8.95%	8.93%	8.85%	8.72%	8.60%	8.79%	8.67%	8.59%		0.09	8.60%
Detail of Loans by Category
Commercial, financial, agricultural	$236,268	$231,361	$230,890	$206,914	$226,203	$224,673	$228,371	$228,305		$236,268	$226,203	4.45
Lease financing	4,234	4,617	5,284	6,548	7,469	8,143	9,576	10,763		4,234	7,469	(43.31)
Real estate—construction	251,548	234,667	229,969	196,228	169,543	162,694	159,798	159,155		251,548	169,543	48.37
Real estate—1-4 family mortgages	627,641	614,143	593,174	578,931	566,455	558,616	547,307	531,347		627,641	566,455	10.80
Real estate—commercial mortgages	629,354	599,314	594,121	595,589	597,273	570,849	556,694	537,800		629,354	597,273	5.37
Installment loans to individuals	77,717	77,740	76,423	80,269	79,280	83,722	90,645	104,733		77,717	79,280	(1.97)

Loans, net of unearned	$1,826,762	$1,761,842	$1,729,861	$1,664,479	$1,646,223	$1,608,697	$1,592,391	$1,572,103		$1,826,762	$1,646,223	10.97

*	Percent variance not meaningful

Share and per share amounts have been restated to reflect the three-for-two stock split issued August 28, 2006